UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

MAM Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maple Park, Maple Court, Tankersley, Barnsley, U.K.		S75 3DP
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 011 44 124 431 1794

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 28, 2013, MAM Software Group, Inc. (the “Company”) issued a press release announcing that it had entered into a strategic agreement with ALLDATA LLC. This press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at its internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of MAM Software Group, Inc., dated October 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2013		MAM SOFTWARE GROUP, INC.

	By:	/s/ Michael Jamieson
Name: Michael Jamieson Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of MAM Software Group, Inc., dated October 28, 2013